EXHIBIT 99.1

SRAX Reports Third Quarter 2017 Financial Results

- Increases Gross Profit Margin to 56% for Q3 2017, Up from 27% in Q3 2016 -

- Improves Q3 2017 Operating Loss and Adjusted EBITDA Loss Compared to Q3 2016 -

LOS ANGELES, November 14, 2017 –Social Reality, Inc. (Nasdaq: SRAX)~~,~~ a digital marketing and data management platform delivering the tools to reach and reveal valuable audiences, reported total revenue of $5.6 million, operating loss of $560,300, GAAP net loss of $4.1 million, which includes a non-cash charge of $2.9 million for accretion related to warrants, and Adjusted EBITDA loss of $93,000 for the third quarter 2017.

“The third quarter of 2017 demonstrated the successful implementation of a strategic transformation that has set SRAX up for long-term growth,” stated SRAX’s CEO and Chairman Christopher Miglino. “In the last twelve months, we uplisted to NASDAQ and cleaned up our balance sheet as well as significantly increased gross margins, reduced operating costs, and improved our key metric, Adjusted EBITDA. In the third quarter, we enhanced our competitive advantage in real-time bidding (RTB) and targeting by acquiring additional technology. Leveraging our successful healthcare model, we continued to diversify into more verticals such as sports and automotive.

“Additionally, we continue to develop cutting edge technologies that have the opportunity to transform the marketing industry. We unveiled our plans around BIGtoken, our Blockchain Identification Graph platform. We believe our BIGtoken platform will revolutionize data sales by offering consumers choice, transparency and compensation for their data, and, consequently, markedly change the way that data is bought and sold.”

Third Quarter 2017 Financial Results:

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Gross revenue was $5.6 million, compared to $9.5 million in the third quarter of 2016, which included revenue from a large, non-recurring SRAX Reach customer. This decrease was partially offset by an increase in revenue from SRAX buy-side and sell-side clients as well as continuing growth in SRAXmd.

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Gross profit was $3.1 million, compared to $2.5 million in the third quarter of 2016. Gross margin was 56%, compared to 26% in the third quarter of 2016, reflecting the benefit from reduced low-margin revenue.

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Operating expenses were $3.7 million, compared to $3.9 million in the third quarter of 2016, reflecting first quarter 2017 cost management measures.

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Operating loss was $560,000, improving compared to an operating loss of $1.3 million in the third quarter of 2016.

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Interest expense was reduced to $619,000, compared to $1.1 million in the third quarter of 2016. The company also recorded $2.9 million in non-cash expenses related to the accretion of warrants. Total other expense was $3.5 million, compared to $1.1 million in the third quarter of 2016, which did not have expenses related to the accretion of warrants.

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Net loss was $4.1 million, which includes $2.9 million in non-cash expenses related to the accretion of warrants, compared to $2.4 million in the third quarter of 2016.

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Adjusted EBITDA loss was $93,000, compared to $732,000 in the third quarter of 2016.

Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, and certain additional one-time expenses. It is not intended to represent a measure of performance in accordance with accounting principles generally accepted in the United States (GAAP). A detailed description and reconciliation of EBITDA and management's reasons for using this measure is set forth at the end of this press release.

Other Recent Corporate Highlights:

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Acquired additional demand side platform (DSP) technology from OpenDSP with unique and complementary RTB and targeting capabilities.

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Launched a new vertical offering, SRAXfan, designed to reach and reveal valuable sports fan audiences.

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Engaged financial advisors to explore strategic alternatives for the SRAXmd business including spinning off the business into its own public company, strategic acquisitions or a variety of other possible transactions.

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Held the SRAX Investor and Analyst Day in Mexicali, Mexico, to tour the facility,

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Received recognition as one of Deloitte 2017 North America Technology Fast 500.

Also in October, the company entered into a definitive securities purchase agreement with existing investors for the sale of an aggregate of approximately $5.2 million in principal amount of 12.5% Secured Convertible Debentures due on April 21, 2020, and 863,365 Series A Warrants to purchase Class A common stock with a 5-year term.  The Debentures will be secured pari passu with the investors’ prior debentures issued in the company’s April 2017 offering. The Debentures and Warrants are initially convertible and exercisable at $3.00 per share subject to anti-dilution protection.

2017 Guidance:

SRAX continues to manage the business to optimize gross margin: while it may impact revenue, the company expects benefits gross margin and Adjusted EBITDA.

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Management expects 2017 gross margin to exceed 50%, compared to 35% in 2016.

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Management expects SRAX will generate positive Adjusted EBITDA for the second half of 2017 and to be breakeven or better for the full year 2017, up from an Adjusted EBITDA loss of $1.1 million in 2016.

Conference Call & Slide Presentation

Management will review the results on a conference call with a live question and answer session today, November 14, 2017, at 4:30 p.m. ET. To access the call, please use passcode 1119213:

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If calling from the United States or Canada, please dial (866) 791-6248 to access the live call and (844) 512-2921 for the replay available until November 22, 2017.

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If calling internationally, please dial (719) 325-4929 to access the live call and (412) 317-6671 for the replay.

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The call will be webcast over the internet and accessible at the Company’s website at http://srax.com/investors/ for at least 90 days.  Investors may also download the slides from the website.

About SRAX
SRAX (Social Reality, Inc.; NASDAQ: SRAX) is a digital marketing and data management platform delivering the tools to reach and reveal valuable audiences. SRAX’s machine-learning technology analyzes marketing data to identify brands and content owners’ core consumers and their characteristics across marketing channels. Through an omnichannel approach that integrates all aspects of the advertising experience into one platform, SRAX discovers new and measurable opportunities that amplify campaign performance and maximize profits. For more information on how SRAX delivers a digital competitive advantage to surpass today’s marketing challenges, visit www.srax.com.

Safe Harbor Statement

This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as "anticipate," "plan," "will," "intend," "believe" or "expect'" or variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations of our ability to increase our revenues, satisfy our obligations as they become due, report profitable operations and other risks and uncertainties, all as set forth in our Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Social Reality and are difficult to predict. Social Reality undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Contact Information:

Kirsten Chapman, LHA Investor Relations, +1 415 433 3777, srax@lhai.com

SOCIAL REALITY, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2017	2016
	(Unaudited)
Assets

Current assets:
Cash and cash equivalents	$216,409	$1,048,762
Accounts receivable, net	7,196,915	8,411,019
Prepaid expenses	541,510	332,503
Other current assets	6,898	6,488
Total current assets	7,961,732	9,798,772

Property and equipment, net of accumulated depreciation	138,539	55,492
Goodwill	15,644,957	15,644,957
Intangibles - net	1,609,228	1,365,241
Other assets	21,488	34,659

Total assets	$25,375,944	$26,899,121

Liabilities and stockholders' equity

Current liabilities:
Accounts payable and accrued expenses	$12,434,810	$13,156,081
Note payable, net of unamortized costs	—	3,418,788
Unearned revenue	67,516	—
Put warrant liability	757,476	—
Debenture warrant liability	1,615,844	—
Leapfrog warrant liability	673,416	—
Debenture conversion liability	1,936,752	—
Put liability	1,551,323	1,500,000
Total current liabilities	19,037,137	18,074,869

Secured convertible debentures, net	2,092,798	—
Total liabilities	21,129,935	18,074,869

Commitments and contingencies (Note 13)	—	—

Stockholders' equity
Preferred stock, authorized 50,000,000 shares, $0.001 par value, no shares issued or outstanding at September 30, 2017 and December 31, 2016, respectively	—	—
Class A common stock, authorized 250,000,000 shares, $0.001 par value, 8,232,830 and 6,951,077 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively	8,233	6,952
Class B common stock, authorized 9,000,000 shares, $0.001 par value, no shares issued or outstanding at September 30, 2017 and December 31, 2016, respectively	—	—
Common stock to be issued	97,500	678,000
Additional paid in capital	25,367,237	22,529,303
Accumulated deficit	(21,226,961)	(14,390,003)
Total stockholders' equity	4,246,009	8,824,252

Total liabilities and stockholders' equity	$25,375,944	$26,899,121

SOCIAL REALITY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016

(Unaudited)

	Three Months ended September 30,		Nine Months ended September 30,
	2017	2016	2017	2016

Revenues	$5,554,182	$9,530,842	$16,861,449	$24,249,588
Cost of revenue	2,454,919	6,986,834	8,378,247	16,430,204

Gross profit	3,099,263	2,544,008	8,483,202	7,819,384

Operating expense
General, selling and administrative expense	3,659,202	3,851,890	11,395,454	11,082,581
Write-off of non-compete agreement	—	—	486,750	—
Restructuring costs	—	—	377,961	—
Impairment of goodwill	—	—	—	670,000
Total operating expense, net	3,659,202	3,851,890	12,260,165	11,752,581

Loss from operations	(559,939)	(1,307,882)	(3,776,963)	(3,933,197)

Other income (expense)
Interest income (expense)	(338,010)	(817,864)	(668,583)	(1,898,893)
Amortization of debt issuance costs	(281,352)	(250,100)	(1,047,060)	(816,705)
Total interest expense	(619,362)	(1,067,964)	(1,715,643)	(2,715,598)
Loss on repurchase of Series B warrants	—	—	(2,053,975)	—
Loss on repricing of Series A warrants	—	—	(99,820)	—
Accretion of put warrants	(419,062)	—	1,934,663	—
Accretion of debenture discount and warrants	(2,139,618)	—	(788,873)	—
Accretion of Leapfrog warrants	(336,347)	—	(336,347)	—
Write-off of contingent consideration	—	—	—	3,744,496
Total other income (expense)	(3,514,389)	(1,067,964)	(3,059,995)	1,028,898

Loss before provision for income taxes	(4,074,328)	(2,375,846)	(6,836,958)	(2,904,299)

Provision for income taxes	—	—	—	—

Net loss	$(4,074,328)	$(2,375,846)	$(6,836,958)	$(2,904,299)

Net (loss) income per share, basic	$(0.50)	$(0.40)	$(0.85)	$(0.49)
Net (loss) income per share, diluted	$(0.50)	$(0.40)	$(0.85)	$(0.49)

Weighted average shares outstanding, basic	8,115,790	5,958,897	8,008,717	5,929,793
Weighted average shares outstanding, diluted	8,115,790	5,958,897	8,008,717	5,929,793

SOCIAL REALITY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

NINE MONTH PERIOD ENDED SEPTEMBER 30, 2017 AND 2016

(Unaudited)

	Nine Month Period Ended September 30,
	2017	2016

Cash flows from operating activities:
Net loss	$(6,836,958)	$(2,904,299)
Adjustments to reconcile net loss to net cash used by operating activities:
Amortization of stock based prepaid fees	—	373,567
Stock based compensation	947,968	610,397
Noncash financing cost	—	274,695
Amortization of debt issue costs	663,210	816,705
Loss on repurchase of Series B warrants	2,053,975	—
Loss on repricing of Series A warrants	99,820	—
Accretion of Leapfrog warrants	336,347	—
Accretion of put warrants	(1,934,663)	—
Accretion of debenture discount and warrants	788,873	—
Amortization of debt discount	383,850	—
PIK interest expense accrued to principal	51,323	447,738
Impairment of Goodwill	—	670,000
Write-off of non-compete agreement	468,751	—
Accretion of contingent consideration	—	(3,585,388)
Accretion of put liability	—	63,718
Provision for bad debts	(163,703)	96,253
Depreciation expense	14,240	17,294
Amortization of intangibles	358,698	269,650
Changes in operating assets and liabilities:
Accounts receivable	1,377,870	(2,767,590)
Prepaid expenses	(209,007)	81,562
Other assets	12,762	29,602
Accounts payable and accrued expenses	(721,272)	6,355,103
Unearned revenue	67,516	18,115
Cash (used in) provided by operating activities	(2,240,400)	867,122

Cash flows from investing activities:
Purchase of equipment	(97,287)	(4,816)
Development of software	(454,368)	—
Cash used in investing activities	(551,655)	(4,816)

Cash flows from financing activities:
Proceeds from the issuance of common stock, net	3,820,001	3,550,815
Proceeds from notes payable	—	2,100,000
Proceeds from secured convertible debentures, net	2,136,629	—
Repayments of note payable and PIK interest	(3,996,928)	(1,763,077)
Payment of contingent consideration	—	(1,600,000)
Net cash provided by financing activities	1,959,702	2,287,738

Net decrease in cash and cash equivalents	(832,353)	3,150,044
Cash and cash equivalents, beginning of period	1,048,762	1,091,186
Cash and cash equivalents, end of period	$216,409	$4,241,230

SOCIAL REALITY, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

NINE MONTH PERIOD ENDED SEPTEMBER 30, 2017 AND 2016

(Unaudited)

	Nine Month Period Ended September 30,
	2017	2016

Supplemental Schedule of Cash Flow Information:
Cash paid for interest	$873,433	$1,224,525
Cash paid for taxes	$—	$—

Non-cash financial activities:
Proceeds paid by Fastpay on behalf of Social Reality	$—	$5,507,468
Common stock issued as payment of contingent consideration	$—	$2,400,000
Initial derivative liability on issuance of put warrants	$3,038,344	$—
Issuance of placement agent warrants	$249,028	$—
Common stock issued for vested grants	$52	$—
Issuance of common stock to be issued	$100	$—
Initial derivative and warrant liability accounted as debt discount on convertible debenture	$2,763,723	$—
Repurchase of series B warrants directly paid by debenture holder on behalf of the Company	$2,500,000	$—
Common stock issued and Initial warrant liability accounted for assets purchase arrangement	$617,069	$—

SOCIAL REALITY, INC.

NON-GAAP TO GAAP RECONCILIATION

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2017 AND 2016

(Unaudited)

Social Reality’s management evaluates and makes operating decisions using various financial metrics. In addition to the company's GAAP results, management also considers the non-GAAP measure of Adjusted EBITDA. Adjusted EBITDA is defined as income from operations before depreciation and amortization expenses, stock-based compensation and one time financing and transaction expense. Management believes that this non-GAAP measure provides useful information about Social Reality's operating results. The tables below provide a reconciliation of this non-GAAP financial measure with the most directly comparable GAAP financial measure. This non-GAAP measure should be considered a supplement to, and not a substitute for, or superior to, financial measures calculated in accordance with GAAP.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
Net loss	$(4,074,329)	$(2,375,846)	$(6,836,958)	$(2,904,299)
plus:
Equity based compensation	326,641	207,248	947,968	984,026
Accretion of put warrants	419,062	—	(1,934,663)	—
Accretion of debenture discount and warrants	2,139,618	—	788,873	—
Accretion of put liability	—	—	—	—
Accretion of other consideration	336,347	—	336,347	(3,744,496)
Adjusted net loss	$(852,661)	$(2,168,598)	$(6,698,433)	$(5,664,769)
Loss on repurchase of Series B warrants	—	—	2,053,975	—
Loss on repricing of Series A warrants	—	274,695	99,820	274,695
Restructuring costs	—	—	377,961	—
Write-off of non-compete agreement	—	—	468,750	—
Write-off of contingent consideration	—	—	—	—
Impairment of goodwill	—	—	—	670,000
Interest expense	619,362	1,067,964	1,715,643	2,715,598
Depreciation and amortization	140,551	93,859	372,938	286,944
Adjusted EBITDA	$(92,748)	$(732,080)	$(1,609,346)	$(1,717,532)

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